EXHIBIT 1

         The undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                             MERCANTILE CAPITAL PARTNERS I, LP, an Illinois limited partnership

Dated: December 13, 2004     By:  Mercantile Capital Group, LLC, a Delaware
                                  limited liability company, its general partner

                             By:  Mercantile Capital Management Corp., an
                                  Illinois corporation, its manager

                                  By:      /s/ I. Steven Edelson
                                            ---------------------------------
                                  Name:    I. Steven Edelson, President

                             THE EDELSON FAMILY TRUST DATED
                             SEPTEMBER 17, 1997

                             By:  /s/ I. Steven Edelson
                                  -------------------------------------------
                                  Name:    I. Steven Edelson
                                  Title:   Trustee

                                  ASIA INTERNET INVESTMENT GROUP I, LLC,
                                  a Delaware limited liability company

                                  By:  Asia Investing Group, LP, a Delaware
                                       limited partnership, its managing member

                                       By:  Asia Investors Group, LLC, a
                                            Delaware limited liability
                                            company, its general partner

                                            By: Mercantile Asia Investors, LP,
                                                a Delaware limited partnership,
                                                its managing member

                                                By: Mercantile Asia, LLC, a



                                                    Delaware limited liability
                                                    company, its general partner

                                                    By: /s/ I. Steven Edelson
                                                       -----------------------
                                                       Name:   I. Steven Edelson
                                                       Title:  Managing Member

                             ASIA INVESTING GROUP, LP, a Delaware limited partnership

                             By:  Asia Investors Group, LP, a Delaware
                                  limited liability company, its general partner

                                  By:  Mercantile Asia Investors, LP, a
                                       Delaware limited partnership, its
                                       managing member

                                       By:  Mercantile Asia, LLC, a
                                            Delaware limited liability
                                            company, its general partner

                                            By: /s/ I. Steven Edelson
                                                -------------------------------
                                                Name:    I. Steven Edelson
                                                Title:   Managing Member






                             /s/ Michael A. Reinsdorf
                             --------------------------------------------------
                             MICHAEL A. REINSDORF, an Individual


                             /s/ I. Steven Edelson
                             --------------------------------------------------
                             I. STEVEN EDELSON, an Individual


                             /s/ Nathaniel C. A. Kramer
                             --------------------------------------------------
                             NATHANIEL C. A. KRAMER, an Individual

DESIGNATED FILER:                              Mercantile Capital Partners I, LP

ISSUER NAME AND TICKER SYMBOL:                 Vsource, Inc. (VSRC.OB)



ENTITY NAME                                            IRS IDENTIFICATION NUMBER
-----------                                            -------------------------


Mercantile Equity Partners III, LP                            36-4286382
Mercantile Capital Partners I, LP                             36-4341482
Edelson Family Trust                                          36-7227156
Asia Internet Investment Group I, LLC                         36-4333068
Asia Investing Group, LP                                      36-4333066



ADDRESS OF EACH ENTITY
----------------------


1372 Shermer Road
Northbrook, IL 60062





INDIVIDUAL NAME                                               ADDRESS
---------------                                               -------


Michael A. Reinsdorf                             1372 Shermer Road
                                                 Northbrook, IL 60062

Nathaniel C.A. Kramer                            641 Lexington Avenue, Suite 145
                                                 New York, NY 10022